EXHIBIT 32.1


                           CERTIFICATION PURSUANT TO

                            18 U.S.C. SECTION 1350,

                            AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of ValCom, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vincent Vellardita, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to ValCom, Inc. and will be retained by ValCom, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

October 3, 2008


By: /s/  Vince Vellardita
    ----------------------
    Vince Vellardita
    Chief Executive Officer,
    Chief Financial Officer
   (Principal Executive Officer and Principal Accounting Officer)